RIDGEWORTH FUNDS
Supplement dated June 4, 2010 to the
RidgeWorth Funds Prospectus and Statement of Additional Information
Dated August 1, 2009
for the B Shares of the
RidgeWorth Aggressive Growth Allocation Strategy
RidgeWorth Conservative Allocation Strategy
RidgeWorth Growth Allocation Strategy
RidgeWorth Moderate Allocation Strategy
     On or around July 16, 2010, B Shares of the RidgeWorth Aggressive Growth Allocation Strategy, RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy (the “Funds”) will be converted into A Shares. Therefore, all references to B Shares of the Funds in the Prospectus and Statement of Additional Information are deleted as of the effective date of the conversion.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-121